EXHIBIT 21

                           Iron Mountain Incorporated

                                  Subsidiaries
                                  ------------

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                                                                                                Jurisdiction of
                                     Entity                                                       Organization
---------------------------------------------------------------------------------               ---------------
Iron Mountain Records Management, Inc.                                                             Delaware
     Iron Mountain Records Management of Ohio, Inc.                                                Delaware
     Iron Mountain Records Management of Michigan, Inc.                                            Delaware
     Iron Mountain/National Underground Storage, Inc.                                             Pennsylvania
     Iron Mountain Records Management of San Antonio, Inc.                                         Delaware
     Iron Mountain Records Management of San Antonio-FP, Inc.                                      Delaware
     Iron Mountain Safe Deposit Corporation                                                        Delaware
     Iron Mountain Consulting Services, Inc.                                                       Delaware
     Iron Mountain of Maryland LLC                                                                 Delaware
     IM Billerica, Inc.                                                                          Massachusetts
     Criterion Atlantic Property, Inc.                                                             Delaware
     HIMSCORP of Philadelphia, Inc.                                                                Delaware
     HIMSCORP of Pittsburgh, Inc.                                                                  Delaware
     HIMSCORP of New Orleans, Inc.                                                                 Delaware
     HIMSCORP of San Diego, Inc.                                                                   Delaware
     HIMSCORP of Los Angeles, Inc.                                                                 Delaware
     HIMSCORP of Cleveland, Inc.                                                                   Delaware
     HIMSCORP of Portland, Inc.                                                                    Delaware
     HIMSCORP of Detroit, Inc.                                                                     Delaware
     HIMSCORP of Houston, Inc.                                                                     Delaware
     Record Keepers, Inc.                                                                          Maryland
     Arcus Data Security, Inc.                                                                     Delaware
           Arcus Data Security LLC                                                                 Delaware
           Iron Mountain Global, Inc.                                                              Delaware
                 Iron Mountain (Netherlands) B.V.                                                 Netherlands
                      Iron Mountain (UK) Ltd.                                                    United Kingdom
                          Britannia Data Management Limited                                      United Kingdom
DSI Technology Escrow Services, Inc.                                                               Delaware
Iron Mountain/Safesite, Inc.                                                                       Delaware
IM-AEI Acquisition Corp.                                                                           Delaware
     Iron Mountain Records Management of Utah, Inc.                                                Delaware
Arcus Staffing Resources, Inc.                                                                     Delaware

Each entity is 100% owned by its parent, except that Britannia Data Management Limited is owned 50.1% by Iron Mountain (UK) Ltd.

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